UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):  December 10, 2024
ESSA BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	001-33384	20-8023072
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

200 Palmer Street, Stroudsburg, Pennsylvania		18360
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (570) 421-0531

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, no par value	ESSA	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 10, 2024, ESSA Bancorp, Inc. (the “Company”), and its wholly owned subsidiary, ESSA Bank & Trust (the “Bank”), entered into an amendment number one (the “Amendment”) to each amended and restated employment agreement, dated as of January 3, 2022, with each of Peter A. Gray, Senior Executive Vice President and Chief Operating Officer of the Company and the Bank, Charles D. Hangen, Executive Vice President, Chief Risk Officer of the Company and the Bank, and Allan A. Muto, Executive Vice President and Chief Financial Officer of the Company and the Bank (together, the “Employment Agreement”).  The Amendment extends the term of each Employment Agreement for an additional three years, subject to an annual renewal, so that the remaining term of each Employment Agreement is always between two to three years, unless a written notice of non-renewal is provided to the executive.  The Amendment did not make any other changes to the Employment Agreements.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is included as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired. None.
(b) Pro forma financial information. None.
(c) Shell company transactions: None.
(d) Exhibits.

10.1	Amendment Number One, dated as of December 10, 2024, to the Amended and Restated Employment Agreement by and between ESSA Bancorp, Inc., ESSA Bank & Trust and Peter A. Gray
10.2	Amendment Number One, dated as of December 10, 2024, to the Amended and Restated Employment Agreement by and between ESSA Bancorp, Inc., ESSA Bank & Trust and Charles D. Hangen
10.3	Amendment Number One, dated as of December 10, 2024, to the Amended and Restated Employment Agreement by and between ESSA Bancorp, Inc., ESSA Bank & Trust and Allan A. Muto
104.1	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ESSA BANCORP, INC.
DATE: December 10, 2024	By:	/s/ Gary S. Olson
Gary S. Olson
President and Chief Executive Officer